GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Flexible Cap Growth Fund

Supplement dated November 9, 2012 to the

Prospectus dated December 29, 2011 (the “Prospectus”)

Effective immediately, the following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Flexible Cap Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2008; Scott G. Kolar, CFA, Managing Director, has managed the Fund since 2011; Jeffrey Rabinowitz, CFA, Managing Director, has managed the Fund since 2009; and Warren E. Fisher, CFA, Vice President, has managed the Fund since 2012.

Effective immediately, the following replaces in its entirety the “Service Providers—Fund Managers” section of the Prospectus to the extent it relates to the Fund:

Growth Investment Team

■	For 30 years the team has applied a consistent investment discipline through diverse and complete market cycles
■	As of September 30, 2011, the team had $19.2 billion in equities under management
■	A deep and experienced portfolio management and research team comprised of industry experts that provide in-depth research within each sector.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer, Fundamental Equity Chief Investment Officer, Growth Equity	Portfolio Manager— Flexible Cap Growth	Since 2008	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.
Jeffrey Rabinowitz, CFA Managing Director	Portfolio Manager— Flexible Cap Growth	Since 2009	Mr. Rabinowitz joined the Investment Adviser in May 1999 and is a portfolio manager for the Growth Team. Prior to joining the Investment Adviser, he was a senior software engineer at Motorola, responsible for product development of digital wireless phones.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Scott G. Kolar, CFA Managing Director	Portfolio Manager— Flexible Cap Growth	Since 2011	Mr. Kolar joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He is a portfolio manager for the Growth Team and is also Chairman of the Investment Committee.
Warren E. Fisher, CFA Vice President	Portfolio Manager— Flexible Cap Growth	Since 2012	Mr. Fisher joined the Investment Adviser in June 1994 and is a portfolio manager for the Growth Team. He has primary responsibility for investment research in financial services, trust banks and computer services. Prior to joining the Growth Team in January 1999, Mr. Fisher was an analyst in GSAM’s Finance Group.

Steven Barry serves as Chief Investment Officer of Fundamental Equity and Chief Investment Officer (“CIO”) of the Growth Investment Team. All 14 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth Investment Team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIO and portfolio managers are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

EQG1STK 11-12